                                                                   EXHIBIT 10.59

                              ASSIGNMENT AGREEMENT

                This ASSIGNMENT AGREEMENT (this "AGREEMENT") is entered into by and between the parties designated as Assignors ("ASSIGNORS") and Assignee ("ASSIGNEE") above the signatures of such parties on the Schedule of Terms attached hereto and hereby made an integral part hereof (the "SCHEDULE OF TERMS") and relates to that certain Credit Agreement described in the Schedule of Terms (said Credit Agreement, as amended, supplemented or otherwise modified to the date hereof and as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined).

                IN CONSIDERATION of the agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. ASSIGNMENT AND ASSUMPTION.

                (a) Effective upon the Settlement Date specified in Item 4 of the Schedule of Terms (the "SETTLEMENT DATE"), Assignors hereby sell and assign to Assignee, without recourse, representation or warranty (except as expressly set forth herein), and Assignee hereby purchases and assumes from Assignors, (i) the principal amount of each Assignor's Series B Term Loans, Series C Term Loans and Series A Revolving Loans set forth on Schedule I to the Schedule of Terms which in the aggregate represents, as of the Settlement Date, the percentage interest specified in Item 3 of the Schedule of Terms of all rights and obligations of Lenders arising under the Credit Agreement and the other Loan Documents with respect to the outstanding Loans (subject to the restrictions on voting contained in subsection 9.6 of the Credit Agreement) (the "ASSIGNED SHARE").

                (b) In consideration of the assignment described above, Assignee hereby agrees to pay to Administrative Agent, on behalf of and for distribution to Assignors, on the Settlement Date, the aggregate principal amount of the Loans set forth on Schedule I and included within the Assigned Share, such payment to be made by wire transfer of immediately available funds in accordance with the applicable payment instructions set forth in Item 5 of the Schedule of Terms.

                (c) Assignors hereby represent and warrant that Schedule I to and Item 3 of the Schedule of Terms correctly sets forth the amount of the outstanding Loans and the Pro Rata Share corresponding to the Assigned Share.

                (d) Assignors and Assignee hereby agree that, upon giving effect to the assignment and assumption described above, (i) Assignee shall be a party to the Credit Agreement and shall have all of the rights and obligations under the Loan Documents (subject to the restrictions on voting contained in subsection 9.6 of the Credit Agreement), and shall be deemed to have made all of the covenants and agreements contained in the Loan Documents, arising out of or otherwise related to the Assigned Share, and (ii) Assignors shall be absolutely released from any of such obligations, covenants and agreements assumed or made by Assignee in respect of the Assigned Share. Assignee hereby acknowledges and agrees that the agreement set forth in this Section 1(d) is expressly made for the benefit of Borrowers, Administrative Agent, Assignors and the other Lenders and their respective successors and permitted assigns.

                (e) Assignors and Assignee hereby acknowledge and confirm their understanding and intent that (i) this Agreement shall effect the assignment by Assignors and the assumption by Assignee of Assignors' rights and obligations with respect to the Assigned Share (subject to the restrictions on voting contained in subsection 9.6 of the Credit Agreement), (ii) any other assignments by Assignors of a portion of theirs rights and obligations with respect to any outstanding Loans shall have no effect on the outstanding Loans and the Pro Rata Share corresponding to the Assigned Share as set forth in Item 3 of the Schedule of Terms or on the interest of Assignee in any outstanding Loans corresponding thereto, and (iii) from and after the Settlement Date, Administrative Agent shall make all payments under the Credit Agreement in respect of the Assigned Share (including all payments of principal and accrued but unpaid interest with respect thereto) (1) in the case of any such interest that shall have accrued prior to the Settlement Date, to Assignors, and (2) in all other cases, to Assignee; provided that Assignors and Assignee shall make payments directly to each other to the extent necessary to effect any appropriate adjustments in any amounts distributed to Assignors and/or Assignee by Administrative Agent under the Loan Documents in respect of the Assigned Share in the event that, for any reason whatsoever, the payment of consideration contemplated by Section 1(b) occurs on a date other than the Settlement Date.

SECTION 2. CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

                (a) Each Assignor severally represents and warrants that it is the owner of the Loans included in the Assigned Share set forth opposite its name on Schedule I, free and clear of any Lien created by Assignor or any adverse claim.

                (b) Assignors shall not be responsible to Assignee for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of any of the Loan Documents or for any representations, warranties, recitals or statements made therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by Assignors to Assignee or by or on behalf of Borrowers or any of their Subsidiaries to Assignors or Assignee in connection with the Loan Documents and the transactions contemplated thereby or for the financial condition or business affairs of the Loan Parties or any other Person liable for the payment of any Obligations, nor shall Assignors be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the use of the proceeds of the Loans or as to the existence or possible existence of any Event of Default or Potential Event of Default.

                (c) Assignee represents and warrants that it has experience and expertise in the making of or investing in loans such as the Loans; that it has acquired the Assigned Share for its own account in the ordinary course of its business and without a view to distribution of the Loans within the meaning of the Securities Act or the Exchange Act or other federal securities laws (it being understood that, subject to the provisions of subsection 9.1 of the Credit Agreement, the disposition of the Assigned Share or any interests therein shall at all times remain within its exclusive control); and that it has received, reviewed and approved a copy of the Credit Agreement (including all Exhibits and Schedules thereto).

                (d) Assignee represents and warrants that it has received such financial information regarding Borrowers and their Subsidiaries as Assignee has requested or has deemed necessary, that it has made its own independent investigation of the financial condition and affairs of Borrowers and their Subsidiaries in connection with the assignment evidenced by this Agreement, and that it has made and shall continue to make its own appraisal of the creditworthiness of Borrowers and their Subsidiaries. Assignors shall have no duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Assignee or to provide Assignee with any other credit or other information with respect thereto, whether coming into its possession before the making of the initial Loans or at any time or times thereafter, and Assignors shall not have any responsibility with respect to the accuracy of or the completeness of any information provided to Assignee.

                (e) Each party to this Agreement severally represents and warrants to the other parties hereto that it has full power and authority to enter into this Agreement and to perform its obligations hereunder in accordance with the provisions hereof, that this Agreement has been duly authorized, executed and delivered by such party and that this Agreement constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity.

                (f) Assignee acknowledges and agrees that as set forth in subsection 9.6 of the Credit Agreement, neither Assignee nor any Affiliate of Assignee as holder of any Loans included in the Assigned Share purchased by Assignee pursuant to this Agreement shall have any voting rights under the Credit Agreement or other Loan Documents or in respect of the Loans included in the Assigned Share (including in any bankruptcy proceedings).

SECTION 3. MISCELLANEOUS.

                (a) Each of the Assignors and Assignee hereby agrees from time to time, upon request of the other such party hereto, to take such additional actions and to execute and deliver such additional documents and instruments as such other party may reasonably request to effect the transactions contemplated by, and to carry out the intent of, this Agreement.

                (b) Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party (including, if applicable, any party required to evidence its consent to or acceptance of this Agreement) against whom enforcement of such change, waiver, discharge or termination is sought.

                (c) Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or telex, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the notice address of each of the Assignors and Assignee shall be as set forth on Schedule II to the Schedule of Terms or, as to either such party, such other address as shall be designated by such party in a written notice delivered to the other parties. In addition, the notice address of Assignee set forth on the Schedule of Terms shall serve as the initial notice address of Assignee for purposes of subsection 9.7 of the Credit Agreement.

                (d) In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                (e) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO INCONSISTENT CONFLICTS OF LAWS PRINCIPLES.

                (f) This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

                (g) This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                (h) This Agreement shall become effective upon the date (the "EFFECTIVE DATE") upon which all of the following conditions are satisfied: (i) the execution of a counterpart hereof by each of the Assignors and Assignee;
(ii) the execution of a counterpart hereof by Administrative Agent as evidence of its acceptance hereof in accordance with subsection 9.1B(ii) of the Credit Agreement; (iii) the receipt by Administrative Agent of originals or telefacsimiles of the counterparts described above and authorization of delivery thereof; and (iv) the recordation by Administrative Agent in the Register of the pertinent information regarding the assignment effected hereby in accordance with subsection 9.1B(ii) of the Credit Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized, such execution being made as of the Effective Date in the applicable spaces provided on the Schedule of Terms.

                                SCHEDULE OF TERMS

1.      BORROWERS: e.spire COMMUNICATIONS, INC. and e.spire FINANCE CORPORATION.

2. NAME AND DATE OF CREDIT AGREEMENT: First Amended and Restated Credit Agreement, dated as of September 19, 2000 (as amended or otherwise modified through the date hereof), by and among e.spire Communications, Inc., e.spire Finance Corporation, the financial institutions listed therein as Lenders, Goldman Sachs Credit Partners L.P., as Sole Lead Arranger and Syndication Agent, First Union National Bank, as Documentation Agent, CIT Lending Services Corporation, as Collateral Agent, and The Bank of New York, as Administrative Agent.

3.      AMOUNTS:

                                                        Re: Series A           Re: Series B            Re: Series C
                                                      Revolving Loans           Term Loans              Term Loans
                                                      ---------------           ----------              ----------
        (a)     Aggregate Loans of all Lenders:        $35,000,000.00          $3,536,955.25          $98,203,209.75
        (b)     Assigned Share/Pro Rata Share:             0.00%                  100.00%                 21.14%
        (c)     Amount of Assigned Share                   $0.00               $3,536,955.25          $20,763,044.75

4.      SETTLEMENT DATE: December 8, 2000

5.      PAYMENT INSTRUCTIONS:

        ASSIGNORS:                            ASSIGNEE:
        The Bank of New York                  The Bank of New York
        ABA 021000018                         DDA# 890-0259-868
        A/C 803-329-7689                      ABA# 021-000-018
        Special Financial Products            Attention: Jerry Faulstich, 212-635-4920
        Re: E.spire Communications            Reference: Bankers Life & Casualty Company,
                                                         A/C# 014814

6.      NOTICE ADDRESSES:

        ASSIGNORS: See Schedule II hereto.    ASSIGNEE:
                                              The Huff Alternative Income Fund, L.P.
                                              c/o WR Huff Asset Management
                                              1776 on the Green
                                              67 Park Place
                                              Morristown, New Jersey  07960

7.         SIGNATURES:

ASSIGNEE:

THE HUFF ALTERNATIVE INCOME FUND, L.P., as Assignee


By: [SIG]
    ------------------------------
    Name:
    Title:

ASSIGNORS:

THE BANK OF NEW YORK                         CONSECO ANNUITY ASSURANCE COMPANY

By:                                          By:
   -------------------------------              --------------------------------
   Name:                                        Name:
   Title:                                       Title:

BANKERS LIFE AND CASUALTY COMPANY            DEUTSCHE BANK AG NEW YORK BRANCH

By:                                          By: /s/ COLLEEN ROUX
   -------------------------------              --------------------------------
   Name:                                        Name: Colleen Roux
   Title:                                       Title: Director

                                             By: /s/ KELVIN CHENG
                                                --------------------------------
                                                Name: Kelvin Cheng
                                                Title: Associate

CARGILL FINANCIAL SERVICES CORPORATION       FOOTHILL CAPITAL CORPORATION

By: /s/ KELLY SCHREURS                       By:
   -------------------------------              --------------------------------
   Name: Kelly Schreurs                         Name:
   Title: Controller                            Title:

CIT LENDING SERVICES CORPORATION             FRANKLIN FLOATING RATE TRUST

By: /s/ JOHN P. SIRICO, II                   By:
   -------------------------------              --------------------------------
   Name: Jogn P. Sirico, II                     Name:
   Title: Vice President                        Title:

MERRILL LYNCH GLOBAL                         MERRILL LYNCH SENIOR
INVESTMENT SERIES-INCOME                     FLOATING RATE FUND INC.
STRATEGIES PORTFOLIO

By: Merrill Lynch Investment Managers,       By: /s/ ANDREW C. LIGGIO
L.P., as Investment Advisor                     --------------------------------
                                                Name: ANDREW C. LIGGIO
                                                Title: AUTHORIZED SIGNATORY

By: /s/ ANDREW C. LIGGIO
   -------------------------------
   Name: ANDREW C. LIGGIO
   Title: AUTHORIZED SIGNATORY




Consented to and accepted in accordance
with subsections 9.1B(i) and (ii) of the Credit Agreement:

THE BANK OF NEW YORK,
as Administrative Agent


By: /s/ GERRY GRANOVSKY
   -------------------------------
   Name: Gerry Granovsky
   Title: Vice President